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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Versata, Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (SEC No. 333-36602) of Versata, Inc. of our report dated April 16, 2001, relating to the consolidated financial statements and financial statement schedule of Versata, Inc., which appear in this Form 10-K.




PricewaterhouseCoopers LLP

San Jose, California
April 16, 2001